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                                                                    EXHIBIT 23.j

               Consent of Ernst & Young LLP, Independent Auditors

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Financial Statements" and "Independent Auditor" in the Statement of Additional Information and to the incorporation by reference in this Post-Effective Amendment No. 2 to the Registration Statement (Form N A-1A) (No. 333-64981) of the New Covenant Funds of our report dated August 10, 2001, included in the 2001 Annual Report to shareholders.



Philadelphia, Pennsylvania
September 27, 2001